1
EXHIBIT 10.4
NON-QUALIFIED STOCK OPTION AWARD
A Non-Qualified Stock

Option (the “Option”)

for a total of

XXX shares of $1.00

par value per share

Common Stock (the

“Stock”) of
Quaker Chemical Corporation, also known

as Quaker Houghton, a Pennsylvania

corporation (the “Company”), is hereby granted

as of
MM DD,

YEAR (the

“Grant Date”)

to First

Name Last

Name (the

“Optionee”),

subject to

the terms

and provisions

of the

Quaker
Houghton 2016 Long-Term

Performance Incentive Plan (the “Plan”)

insofar as the same are

applicable to Options granted

thereunder.
The terms and provisions

of the Plan are incorporated

herein by reference. In

the event of any inconsistency

between the terms of

this
Agreement and the terms of the Plan, the terms of

the Plan shall govern.

1.

The Option Price as determined by the

Compensation and Human Resources Committee (the “Committee”) which has the authority
for administering the

Plan for the

Company is $XXX.XX

per share,

having been determined

pursuant to Section

3.2 of the Plan,
which is equal to 100% of the Fair Market Value

(as defined in the Plan) of the Stock on the Grant Date.

2.

Subject to the

provisions of Paragraphs

3 and 4

hereof, the Option

may be exercised

in whole at any

time or in part

from time to
time on or after the

date the Option, or any

portion thereof, first becomes exercisable.

The Option terminates on

the earlier of the
date when fully exercised under the provisions of the Plan, the date fixed pursuant to Section 3.7(a), 3.7(b), or 3.7(c) of the Plan, or
DATE

.

3.

The Option may

not be exercised

if the issuance

of the Stock

upon such exercise

would constitute a

violation of any

applicable
Federal or state securities or other law or valid regulation.

Further, exercise of an Option

granted pursuant to this Agreement shall
be under and subject to Paragraph 3.4 of the Plan.

4.

The Option shall be exercisable in consecutive and near

equal installments in accordance with the following Schedule

:

Non-Qualified Stock Options Exercisable on or After
X,XXX
VESTING DATE

1
X,XXX
VESTING DATE

2
X,XXX
VESTING DATE

3

Notwithstanding any provision to

the contrary, following

termination of Optionee’s

employment by the Company

or a Subsidiary
of the Company for any reason not

specified in Sections 3.7(a) or (b) of the Plan,

the Option shall not be or become exercisable

as
to any shares other than those shares as to which the Option shall have been exercisable in accordance with the preceding Schedule on the date of such termination.

5.

The Option may

not be transferred

in any manner

other than by

will or the

laws of descent

or distribution and

may be exercised
during the lifetime of the Optionee

only by the Optionee,

pursuant to the terms of the

Plan.

The terms of the Option shall

be binding
upon the executors, administrators, heirs, successors, and

assigns of the Optionee.

6.

The Option may

be exercised in

accordance with such

procedures as the

Company may determine

,

through

the Optionee’s

stock
plan account with the Plan’s third-party administrator.

The Optionee may exercise the Option by logging in to the Optionee’s stock plan account at https://shareworks.solium.com
. The Company

reserves the right

to change the

means of exercising

options or the
third-party administrator

at any time.

The third-party administrator,

on behalf of

the Company,

shall be

entitled to withhold

(or
secure payment from the Optionee in

lieu of withholding) the amount

of any withholding or other

tax required by law to

be withheld
or paid by the Company with respect to the Option

exercise.

7.

Optionee shall have

none of the rights

of a shareholder

with respect to any

shares of Stock subject

to the Option, except

as to the
shares with respect to

which Optionee has validly

exercised the Option granted

herein and tendered to

the Company the full price
therefor.

Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com.

8.

Nothing in the Plan or this Agreement

will be construed as creating any right in the

Optionee to continued employment or service,
or as altering or amending the existing terms and conditions of the Optionee’s employment

or service.

9.

All notices required

to be given

hereunder shall

be mailed by

registered or

certified mail to

the Company

to the attention

of its
Secretary, at 901

E. Hector Street, Conshohocken, Pennsylvania 19428,

and to Optionee at Optionee’s

address as it appears on the
Company’s books and

records unless either of said parties has duly notified the other in writing of a change in address.

10.

To the

extent not preempted

by Federal law,

this Agreement shall

be construed, administered

and governed in

all respects under
and by the laws of the Commonwealth of Pennsylvania,

without giving effect to its conflict of laws principles.

11.

This Agreement contains all the

understandings between the parties

hereto pertaining to the

matter referred to herein, and

supersedes
all undertakings and

agreements, whether oral

or in writing, previously

entered into by

them with respect thereto.

You

represent
that, in

executing this

Agreement, you

have not

relied upon

any representation

or statement

not set

forth herein

made by

the
Company with regard to the subject matter of this Agreement.

QUAKER HOUGHTON

By:

Michael F. Barry

Optionee represents that Optionee is familiar with

the terms and provisions of the Plan, and

hereby accepts the Option subject
to the terms and provisions of

the Plan insofar as they relate

to Options granted thereunder.

Optionee agrees hereby to accept as

binding,
conclusive, and final all decisions or

interpretations of the Committee upon

any questions arising under the

Plan or the Option.

Optionee
authorizes the Company to withhold in accordance with

applicable law from any compensation payable to Optionee

any taxes required
to be

withheld by

Federal, state,

or local

law as

a result

of the

exercise of

the Option.

Optionee represents

that, in

executing this
Agreement, Optionee has not

relied upon any representation or

statement not set forth herein made

by the Company with regard

to the
subject matter of this Agreement.

By:

First Name Last Name